UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT ON REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-4946

THOMPSON PLUMB FUNDS, INC.

(Exact name of registrant as specified in charter)

1200 John Q. Hammons Drive

Madison, Wisconsin 53717
(Address of principal executive offices)—(Zip code)

Thomas G. Plumb, President
Thompson Plumb Funds, Inc.
1200 John Q. Hammons Drive
Madison, Wisconsin 53717

(Name and address of agent for service)

With a copy to:

Charles M. Weber, Esq.

Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant’s telephone number, including area code: (608) 831-1300

Date of fiscal year end: November 30, 2004

Date of reporting period: May 31, 2004

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

Semi-Annual Report
May 31, 2004

Thompson Plumb Growth Fund

Thompson Plumb Select Fund

Thompson Plumb Blue Chip Fund

Thompson Plumb Bond Fund

Telephone: 1-800-999-0887
www.thompsonplumb.com

THOMPSON PLUMB FUNDS, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON PLUMB FUNDS, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS

May 31, 2004

CONTENTS

Page(s)
INVESTMENT REVIEWS
Growth Fund	4-5
Select Fund	6-7
Blue Chip Fund	8-9
Bond Fund	10-11
FINANCIAL STATEMENTS
Schedules of investments	12-15
Statements of assets and liabilities	16
Statements of operations	17
Statements of changes in net assets	18
Notes to financial statements	19-23
Financial highlights	24-27
Certification
Certification

This semi-annual report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund prospectus which contains information about the Funds’ objectives and policies, management, expenses, and other information.

GROWTH FUND INVESTMENT REVIEW
May 31, 2004

Performance

The Growth Fund generated a total return of 10.33% for the six-month period ended May 31, 2004, which compares favorably to the 6.79% total return for the S&P 500 Index. Further, for the trailing 12 months, the Fund returned 21.56% while the S&P 500 Index increased 18.33%. Outperforming the S&P 500 Index over shorter periods of time, while always welcomed, is not the primary measure by which we evaluate our performance. Instead, we prefer to look at longer time periods, such as our returns over the last 10 years. In this time period, the Growth Fund rose 17.22% per year vs. 11.34% for the S&P 500 Index.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 05-31-04

	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Growth Fund	21.56%	5.08%	11.08%	17.22%
S&P 500 Index	18.33%	-2.14%	-1.52%	11.34%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

Factors Affecting Performance

The main positive drivers of the Growth Fund’s performance were a diverse group of companies: AIG, Colgate-Palmolive, Coca-Cola, Tyco, Reuters, Apogent and McGraw-Hill. There was no particular theme to describe the outperformance of this group other than they were relatively high quality companies that were underpriced relative to their historical valuations. On the negative side, Microsoft, Fannie Mae, Freddie Mac and Viacom continued to disappoint us from a stock price perspective, despite the fact that their fundamental earnings and revenue growth outlooks continue to be quite bright. We are patient, however, and firmly believe that stock prices follow fundamentals in the long run.

Current Strategy and Outlook

Since we remain fully invested, a position we have maintained for over 10 years, the main difference between the Growth Fund and the S&P 500 Index relates to the weightings of various stocks and sectors. There are a few areas of significant difference. First, our weighting in Fannie Mae and Freddie Mac combined are 12.75% versus an approximate 1% weight (combined) in the Index. Second, the Fund is heavily concentrated in the media sector with Viacom, Time Warner, Clear Channel, Comcast, Reuters and Liberty Media, which total about 12.5% of the Fund. Third, the Fund has a significantly different profile in the technology sector, with respect to the S&P 500, with a large position in Microsoft and very small weightings in computer hardware, networking and semiconductors. We believe that many areas of the technology sector are overvalued and will not provide competitive returns until earnings advance or the stocks decline. Fourth, we are heavily invested in the health care sector (22.9% of Fund assets), as we believe that these companies are poised to continue growing as the baby boomers age and are trading at low valuations. Finally, our lack of positions in the telecommunications, basic materials and utilities sectors are reflections of our belief that capital intensive sectors with low returns on invested capital generally underperform the overall market over time. In conclusion, we believe that the portfolio that we have created has a higher return on invested capital than the overall market and is selling at a discount valuation. Generally speaking, these characteristics tend to provide good risk adjusted returns, and we are confident in our chances with this group of fine companies.

Please refer to the schedule of investments on page 12 of this report for holdings information. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

SELECT FUND INVESTMENT REVIEW
May 31, 2004

Performance

The Select Fund generated a total return of 0.72% for the six-month period ended May 31, 2004. By way of comparison, the S&P 500 Index returned 6.79% over the same time period. Since inception (December 3, 2001), the Select Fund and S&P 500 have generated total returns of 2.98% and 1.04% per year, respectively. The Fund’s total return for the 12 months ended May 31, 2004 was 14.29%, versus 18.33% for the S&P 500. While we are pleased to have outperformed the Index since inception, we remain unsatisfied with the absolute performance of the Select Fund. Hopefully, we will rectify this situation over the upcoming years.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 05-31-04

	1 Year	Since Inception
Thompson Plumb Select Fund	14.29%	2.98%
S&P 500 Index	18.33%	1.04%

Fund Inception: December 3, 2001

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

Factors Affecting Performance

During the months of December through February, the Select Fund outperformed a rising S&P 500 Index despite lugging around a large cash position. However, during the last three months, the Fund underperformed a falling S&P 500 Index in spite of its large cash position. This unexpected result occurs from time-to-time because of the Fund’s large position sizes and our “deep-value” investing style. This combination often results in short-term performance that varies significantly from the benchmark S&P 500 Index both on the upside and on the downside. Over the last three months, it has unfortunately been the latter.

For example, the Fund’s two largest positions, Electronic Data Systems and First Health Group, each dropped more than 25% over the last three months. This shaved about 5% from the Fund’s six-month performance. Although this short-term underperformance is uncomfortable, these price drops do not really concern us, as the values of the businesses did not materially change. Consequently, we have added considerably to each of these two holdings. Each of them now stands at more than 10% of the portfolio.

These recent purchases have increased the Fund’s exposure to large holdings. If you remember back to the third calendar quarter of 2003 we reduced the percentage of assets in the largest positions because the price-to-value ratios were similar across the portfolio of companies. Today, we have the opposite situation. In our opinion, Electronic Data Systems and First Health Group are so mispriced relative to value we believe that it is worth assuming the risk of extra volatility for the potential of more expected return. If our analysis is even remotely close to right, we should make up the short-term underperformance and then some over the next couple of years, although this cannot be guaranteed.

As the stock market did not return much over the entire time period, our outsized cash and fixed-income position of 19% of assets neither hindered nor helped our performance.

Current Strategy and Outlook

We continue to invest in a limited number of average or higher quality businesses when their stock prices are at substantial discounts to our conservative estimates of value. The discounts we typically demand are 40% for what we deem are superior businesses and 50% for what we deem are more average businesses. This is our strategy and it will not change.

Our investment discipline is strict. Despite ongoing market stagnation and strong earnings growth, very few businesses currently have the combination of sufficiently high quality and cheapness relative to value to make it into the Select Fund. You can plan to see large amounts of cash in the Select Fund until reinvestment opportunities present themselves.

We estimate that the businesses in the Select Fund’s portfolio are currently trading at about 65% of intrinsic value (on a position-size weighted basis) whereas the S&P 500 Index is trading at 110% to 115% of intrinsic value. Because the index is not cheap, the returns that index fund investors will earn over the next decade are likely to be disappointing. We continue to believe that the Select Fund will provide attractive returns over the upcoming years especially when compared to the index.

Please refer to the schedule of investments on page 13 of this report for holdings information. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

The Thompson Plumb Select Fund is a non-diversified Fund. As a result, the value of the Fund’s shares will fluctuate more widely and may be subject to greater market risk than a Fund that invests more broadly.

BLUE CHIP FUND INVESTMENT REVIEW
May 31, 2004

Performance

The Blue Chip Fund generated a total return of 4.73% for the six-month period ended May 31, 2004, compared to a 6.79% return for the S&P 500 Index. The Lipper Large Cap Core Fund Average had a total return of 3.53% for the same period. Since the inception of the Fund on August 1, 2002 through May 31, 2004, the Blue Chip Fund has an average annual total return of 12.42% as compared to the S&P 500 return of 13.94% for the same time period. The Fund’s total return for the 12 months ended May 31, 2004 was 14.76% versus 18.33% for the S&P 500.

Lipper Large Cap Core Fund Average is the load-adjusted, equal weighted average performance of all large cap core funds measured by Lipper, Inc.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 05-31-04

	1 Year	Since Inception
Thompson Plumb Blue Chip Fund	14.76%	12.42%
S&P 500 Index	18.33%	13.94%

Fund Inception: August 1, 2002

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

Factors Affecting Performance

The Blue Chip Fund trailed the performance of the S&P 500 Index during the six-month period ended May 31, 2004. The stock market rally continued from the March 2003 lows through mid-March 2004, with the S&P 500 reaching a two-year high at that point. The economy has improved noticeably in the past six months with job creation underpinning consumer confidence. More recently, common stocks have moved in a sideways pattern as investors digested relatively high valuations and contemplated the impact of higher oil prices and events in the Middle East. Investors have also anticipated that the Federal Reserve will probably begin raising short-term interest rates at their June meeting in an effort to moderate the pace of economic expansion. These concerns pushed the stock market to more reasonable valuation levels.

Current Strategy and Outlook

The Blue Chip Fund currently has a significant portion of its assets invested in a broad range of health care companies, including major pharmaceutical and drug distribution companies that we believe are trading at significant discounts to our estimates of value. We have a market weighting in the technology sector, but we have placed emphasis on technology service companies with recurring revenue models and reasonable valuations. We have avoided the larger capital equipment providers such as Intel and Cisco Systems thinking that they still sport premium valuations. We have trimmed positions in the financial services area based on valuation and in anticipation of higher interest rates. We are still finding good value in the government-sponsored enterprises of Fannie Mae and Freddie Mac. Overall, we have positioned the Fund in high-quality companies and stand to benefit if investors move away from the more speculative technology and industrial common stocks with high valuations.

We believe that the stock market overall is becoming more reasonably valued, given the recent correction in prices and the strong improvement in corporate earnings. We have been finding more and better investment opportunities recently and we have reduced the Fund’s cash position below 10% of total assets. We remained focused on quality companies that generally are industry leaders with high returns on invested capital, solid balance sheets, and good growth prospects and are trading at 30-50% discounts to our estimates of intrinsic value.

Please refer to the schedule of investments on page 14 of this report for holdings information. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

BOND FUND INVESTMENT REVIEW
May 31, 2004

Performance

The Thompson Plumb Bond Fund produced a total return of 2.17% for the six-month period ended May 31, 2004. By comparison, the Lehman Brothers Intermediate Government/Credit Index returned 0.46% over the same period.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 05-31-04

	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Bond Fund	6.53%	7.21%	6.74%	6.37%
Lehman Brothers Intermediate Gov’t/Credit Index	-0.44%	6.24%	6.71%	6.87%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Intermediate Government/Credit Index is a market value weighted performance benchmark which includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-10 years remaining until maturity. You cannot directly invest in an index.

Factors Affecting Performance

The Bond Fund’s 2.17% total return over the fiscal half-year was primarily the result of a continued improvement in the credit quality of the cable and telecommunications bond holdings, as well as improvements in a few industrial and retail issues. Maintaining a short duration in the portfolio was a second factor having a positive effect on portfolio returns as the level of interest rates increased significantly during the past six months. Duration measures the sensitivity of a bond portfolio’s market value to changes in interest rates. Bonds with shorter durations are less sensitive to interest rate fluctuations than those with longer durations. As you know, the value of a bond tends to move in the opposite direction as a change in interest rates. On the other hand, some of the higher quality bonds in the portfolio declined slightly in value due to widening yield spreads between Treasury securities and corporate bonds.

Current Strategy and Outlook

We expect the Federal Reserve to increase the overnight bank lending rate at their June 29, 2004 meeting, and again later this year. The market has already discounted the possibility of a series of rate increases. If rates advance further we think we will have better opportunities to buy bonds at more attractive yields than what are currently available. Our strategy is to focus on buying high credit-quality bonds and to keep the portfolio duration short-term to minimize the effect of rising interest rates.

Please refer to the schedule of investments on page 15 of this report for holdings information. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

SCHEDULES OF INVESTMENTS
May 31, 2004 (Unaudited)

		Market
	Shares	Value
GROWTH FUND
COMMON STOCKS - 100.2%
Consumer Discretionary - 17.7%
Blyth	410,000	$13,386,500
Clear Channel	650,000	25,805,000
Comcast - Class A Special (a)	380,000	10,773,000
Gap	500,000	12,075,000
InterActiveCorp (a)	170,000	5,314,200
Liberty Media - Class A (a)	850,000	9,333,000
McGraw-Hill	160,000	12,467,200
Office Depot (a)	1,500,000	24,510,000
Reuters Group PLC	413,500	16,523,460
Time Warner (a)	2,340,000	39,873,600
Viacom - Class B	1,790,000	66,033,100

		236,094,060

Consumer Staples - 9.4%
Coca-Cola	800,000	41,080,000
Colgate-Palmolive	285,000	16,302,000
General Mills	800,000	36,840,000
Kraft Foods - Class A	700,000	20,902,000
PepsiCo	60,000	3,202,200
Wal-Mart Stores	130,000	7,244,900

		125,571,100

Energy - 3.9%
ChevronTexaco	320,000	28,928,000
Exxon Mobil	540,000	23,355,000

		52,283,000

Financials - 22.5%
American International Group	400,000	29,320,000
Berkshire Hathaway - Class B (a)	5,200	15,454,400
Cincinnati Financial	860,000	36,765,000
Fannie Mae	1,520,000	102,904,000
Fifth Third Bancorp	370,000	20,087,300
Freddie Mac	1,150,000	67,148,500
Genworth Financial - Class A (a)	40,000	780,000
Hartford Financial	110,000	7,273,200
Instinet Group (a)	360,000	2,372,400
Morgan Stanley	330,000	17,658,300

		299,763,100

Health Care - 22.9%
Abbott Laboratories	110,000	4,533,100
Apogent Technologies (a)	460,000	14,821,200
Bristol-Myers Squibb	1,050,000	26,533,500
Cardinal Health	600,000	40,626,000
ChromaVision Medical (a)	2,000,000	2,680,000
IMS Health	380,000	9,454,400
Johnson & Johnson	880,000	49,024,800
McKesson	1,180,000	40,592,000
Medtronic	220,000	10,538,000
Merck & Co.	400,000	18,920,000
Pfizer	2,020,000	71,386,800
Schein, Henry (a)	120,000	8,059,200
Sybron Dental Specialties (a)	320,000	8,716,800

		305,885,800

Industrials - 6.9%
American Power Conversion	120,000	2,172,000
Cendant	800,000	18,352,000

	Shares or
	Principal	Market
	Amount	Value
General Electric	850,000	$26,452,000
Tyco	1,450,000	44,645,500

		91,621,500

Information Technology - 16.9%
Applied Materials (a)	50,000	998,000
Cadence Design Systems (a)	400,000	5,536,000
First Data	1,800,000	77,922,000
Fiserv (a)	250,000	9,455,000
Hewlett-Packard	820,000	17,416,800
Intel	140,000	3,997,000
Intuit (a)	80,000	3,134,400
Linear Technology	80,000	3,172,800
Microsoft	2,860,000	75,361,000
Oracle (a)	620,000	7,018,400
Paychex	340,000	12,753,400
Sabre Holdings - Class A	200,000	5,100,000
Unisys (a)	200,000	2,712,000

		224,576,800

TOTAL COMMON STOCKS (COST $1,227,836,593)		1,335,795,360

WARRANTS - 0.0%
Health Care - 0.0%
ChromaVision Medical issued 03/31/04, exercise price $2.75, expires 03/31/08 (a)(b)	30,000	0
ChromaVision Medical issued 04/27/04, exercise price $2.75, expires 04/27/08 (a) (b)	45,000	0

		0

TOTAL WARRANTS (COST $0)		0

SHORT-TERM INVESTMENTS - 0.7%
Commercial Paper - 0.6%
American Express 0.900% Due 06/01/04	$8,195,000	8,195,000

Total Commercial Paper		8,195,000

Variable Rate Demand Notes - 0.1%
American Family Financial 0.71%	624,657	624,657
Wisc. Central Credit Union 0.77%	890,039	890,039

Total Variable Rate Demand Notes		1,514,696

TOTAL SHORT-TERM INVESTMENTS (COST $9,709,696)		9,709,696

TOTAL INVESTMENTS - 100.9% (COST $1,237,546,289)		1,345,505,056

NET OTHER ASSETS AND LIABILITIES - (0.9%)		(11,847,820)

NET ASSETS - 100.0%		$1,333,657,236

(a)	Non-income producing security.

(b)	Security is illiquid.

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (Continued)
May 31, 2004 (Unaudited)

		Market
	Shares	Value
SELECT FUND
COMMON STOCKS - 80.9%
Consumer Discretionary - 16.6%
Catalina Marketing (a)	65,000	$1,097,850
Interpublic Group (a)	60,000	862,800
Liberty Media - Class A (a)	76,000	834,480
McDonald’s	25,000	660,000
Time Warner (a)	45,000	766,800

		4,221,930

Consumer Staples - 2.4%
Altria Group	7,000	335,790
Kroger (a)	17,000	283,730

		619,520

Financials - 9.9%
Fannie Mae	10,500	710,850
Freddie Mac	13,000	759,070
Trizec Properties	63,000	1,040,130

		2,510,050

Health Care - 28.1%
Abbott Laboratories	5,000	206,050
Bristol-Myers Squibb	24,000	606,480
First Health Group (a)	168,000	2,536,800
Merck & Co.	27,000	1,277,100
Pfizer	20,000	706,800
Schering-Plough	39,000	659,100
Tenet Healthcare (a)	80,000	953,600
Wyeth	5,000	180,000

		7,125,930

Information Technology - 20.1%
BISYS Group (a)	125,000	1,581,250
Electronic Data Systems	162,000	2,648,700
First Data	20,000	865,800

		5,095,750

Telecommunication Services - 3.8%
Qwest Communications (a)	150,000	562,500
SBC Communications	17,000	402,900

		965,400

TOTAL COMMON STOCKS (COST $19,462,517)		20,538,580

	Principal	Market
	Amount	Value
BONDS - 3.9%
Corporate Bonds - 3.9%
Level 3 Communications 11.000% Due 03/15/08	$1,200,000	$984,000

Total Corporate Bonds		984,000

TOTAL BONDS (COST $1,052,451)		984,000

SHORT-TERM INVESTMENTS - 15.1%
United States Government Bills - 13.7%
United States Treasury Bills 0.950% Due 07/08/04	1,500,000	1,498,577
United States Treasury Bills 0.880% Due 08/12/04	1,500,000	1,497,202
United States Treasury Bills 1.000% Due 09/16/04	500,000	498,438

Total United States Government Bills		3,494,217

Variable Rate Demand Notes - 1.4%
Wisc. Central Credit Union 0.77%	350,254	350,254

Total Variable Rate Demand Notes		350,254

TOTAL SHORT-TERM INVESTMENTS (COST $3,844,471)		3,844,471

TOTAL INVESTMENTS - 99.9% (COST $24,359,439)		25,367,051

NET OTHER ASSETS AND LIABILITIES - 0.1%		37,795

NET ASSETS - 100.0%		$25,404,846

(a)	Non-income producing security.

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (Continued)
May 31, 2004 (Unaudited)

		Market
	Shares	Value
BLUE CHIP FUND
COMMON STOCKS - 94.6%
Consumer Discretionary - 14.5%
Catalina Marketing (a)	33,000	$557,370
Gap	11,000	265,650
Interpublic Group (a)	53,000	762,140
Liberty Media - Class A (a)	66,000	724,680
McDonald’s	20,000	528,000
Time Warner (a)	31,000	528,240

		3,366,080

Consumer Staples - 6.4%
Altria Group	8,000	383,760
Coca-Cola	8,600	441,610
CVS	6,800	283,424
Kroger (a)	22,600	377,194

		1,485,988

Energy - 4.1%
ChevronTexaco	7,500	678,000
Exxon Mobil	6,400	276,800

		954,800

Financials - 13.0%
Bank of America	9,000	748,170
Cincinnati Financial	6,500	277,875
Citigroup	7,600	352,868
Fannie Mae	10,000	677,000
Freddie Mac	12,000	700,680
J.P. Morgan Chase	6,800	250,512

		3,007,105

Health Care - 30.1%
Abbott Laboratories	7,700	317,317
Baxter	10,900	342,696
Bristol-Myers Squibb	18,500	467,495
Cardinal Health	13,000	880,230
First Health Group (a)	58,000	875,800
Hospira (a)	770	19,743
IMS Health	13,100	325,928
McKesson	16,000	550,400
Merck & Co.	22,900	1,083,170
Pfizer	16,400	579,576
Schering-Plough	36,000	608,400
Tenet Healthcare (a)	38,000	452,960
Wyeth	13,000	468,000

		6,971,715

	Shares or
	Principal	Market
	Amount	Value
Industrials - 3.4%
Cendant	17,100	$392,274
General Electric	12,800	398,336

		790,610

Information Technology - 20.2%
BISYS Group (a)	60,000	759,000
Computer Sciences (a)	12,000	523,080
Electronic Data Systems	65,000	1,062,750
First Data	23,874	1,033,505
Microsoft	36,000	948,600
Sabre Holdings - Class A	14,200	362,100

		4,689,035

Telecommunication Services - 2.9%
SBC Communications	28,000	663,600

TOTAL COMMON STOCKS (COST $20,149,410)		21,928,933

SHORT-TERM INVESTMENTS - 5.4%
United States Government Bills - 4.3%
United States Treasury Bills 0.880% Due 08/12/04	$1,000,000	998,002

Total United States Government Bills		998,002

Variable Rate Demand Notes - 1.1%
Wisc. Central Credit Union 0.77%	245,632	245,632

Total Variable Rate Demand Notes		245,632

TOTAL SHORT-TERM INVESTMENTS (COST $1,243,634)		1,243,634

TOTAL INVESTMENTS - 100.0% (COST $21,393,044)		23,172,567

NET OTHER ASSETS AND LIABILITIES - 0.0%		(1,571)

NET ASSETS - 100.0%		$23,170,996

(a)	Non-income producing security.

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (Continued)
May 31, 2004 (Unaudited)

	Principal	Market
	Amount	Value
BOND FUND
BONDS - 97.3%
Corporate Bonds - 76.9%
Adelphia Communications (a) 9.875% Due 03/01/05	$1,398,000	$1,439,940
Beneficial Corp. 6.850% Due 10/03/07	1,000,000	1,072,572
Charter Communications Cvt. 4.750% Due 06/01/06	2,000,000	1,847,500
Computer Associates 6.375% Due 04/15/05	500,000	516,250
Deere & Co. 7.850% Due 05/15/10	500,000	582,525
Electronic Data Systems 6.850% Due 10/15/04	500,000	507,787
General American Transportation 8.625% Due 12/01/04	1,000,000	1,022,607
Hartford Life 7.100% Due 06/15/07	500,000	549,616
International Lease Finance 5.625% Due 06/01/07	850,000	893,712
Interpublic Group Cvt. 1.870% Due 06/01/06	1,000,000	937,500
Marshall & Ilsley 5.750% Due 09/01/06	1,000,000	1,056,222
Maytag 6.875% Due 03/31/06	1,000,000	1,055,268
Morgan, J. P. 6.700% Due 11/01/07	500,000	546,678
New York Times 6.950% Due 11/18/09	1,000,000	1,117,692
Northern Trust 7.300% Due 09/15/06	1,000,000	1,086,709
Penney, J. C. 7.600% Due 04/01/07	1,000,000	1,087,500
Qwest 13.000% Due 12/15/07	1,031,000	1,172,763
Sears, Roebuck 6.700% Due 11/15/06	1,000,000	1,071,160
SLM (b) 2.893% Due 03/02/09	1,000,000	986,430
Tenet Healthcare 5.375% Due 11/15/06	350,000	332,500
Thermo Electron Cvt. 3.250% Due 11/01/07	1,500,000	1,492,500
Toys “R” Us 7.625% Due 08/01/11	500,000	500,000
Tribune 6.875% Due 11/01/06	1,000,000	1,079,788
Tyco 6.375% Due 06/15/05	1,040,000	1,077,696
US West 7.200% Due 11/01/04	110,000	111,650
US West 6.625% Due 09/15/05	265,000	269,969
Wisconsin Power & Light 7.000% Due 06/15/07	1,000,000	1,091,470

Total Corporate Bonds		24,506,004

United States Government and Agency Issues - 20.4%
Fannie Mae 4.000% Due 10/30/08	1,250,000	1,244,864
Fannie Mae 4.000% Due 12/15/08	1,000,000	985,924
Federal Home Loan Banks 2.000% Due 12/30/08	1,000,000	965,191
Federal Home Loan Banks 2.000% Due 06/30/09	750,000	720,745
Freddie Mac 3.290% Due 06/16/09	600,000	565,245
Freddie Mac 5.125% Due 08/20/12	1,000,000	992,395
Unites States Treasury Inflation-Indexed Securities 1.875% Due 07/15/13	1,020,130	1,014,791

Total United States Government and Agency Issues		6,489,155

TOTAL BONDS (COST $29,519,070)		30,995,159

SHORT-TERM INVESTMENTS - 1.1%
Variable Rate Demand Notes - 1.1%
American Family Financial 0.71%	23,990	23,990
Wisc. Central Credit Union 0.77%	321,486	321,486

Total Variable Rate Demand Notes		345,476

TOTAL SHORT-TERM INVESTMENTS (COST $345,476)		345,476

TOTAL INVESTMENTS - 98.4% (COST $29,864,546)		31,340,635

NET OTHER ASSETS AND LIABILITIES - 1.6%		501,267

NET ASSETS - 100.0%		$31,841,902

(a) Security in default.

(b) Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2004.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2004 (Unaudited) (In thousands, except per share amounts)

	GROWTH	SELECT	BLUE CHIP	BOND
	FUND	FUND	FUND	FUND
ASSETS
Investments at market value (Cost $1,237,546, $24,359, $21,393 and $29,865, respectively)
Common stocks	$1,335,795	$20,539	$21,929	—
Bonds	—	984	—	$30,995
Short-term investments	9,710	3,844	1,244	345

Total Investments	1,345,505	25,367	23,173	31,340
Receivable from fund shares sold	4,683	3	—	30
Dividends and interest receivable	1,134	57	22	486
Prepaid expenses	161	11	5	12

Total Assets	1,351,483	25,438	23,200	31,868

LIABILITIES
Due on purchase of securities	16,386	—	—	—
Payable for fund shares redeemed	310	—	—	—
Accrued expenses payable	51	13	13	15
Due to investment advisor	1,079	20	16	11

Total Liabilities	17,826	33	29	26

NET ASSETS	$1,333,657	$25,405	$23,171	$31,842

Net Assets consist of:
Capital stock ($.001 par value)	$1,231,223	$25,952	$20,746	$30,150
Undistributed net investment income	901	28	25	481
Accumulated net realized gain (loss) on investments	(6,426)	(1,583)	621	(266)
Net unrealized appreciation on investments	107,959	1,008	1,779	1,477

Net Assets	$1,333,657	$25,405	$23,171	$31,842

Shares of capital stock outstanding (Unlimited shares authorized)	28,563	2,391	1,885	2,943
Offering and redemption price/Net asset value per share	$46.69	$10.62	$12.29	$10.82

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Six-Month Period Ended May 31, 2004 (Unaudited) (In thousands)

	GROWTH	SELECT	BLUE CHIP	BOND
	FUND	FUND	FUND	FUND
Investment income
Dividends	$7,518	$162	$150	—
Interest	13	47	12	$1,129

	7,531	209	162	1,129

Expenses
Investment advisory fees	5,172	135	106	125
Shareholder servicing costs	388	18	16	13
Administrative and accounting services fees	188	20	16	27
Custody fees	112	4	5	4
Federal & state registration	52	16	16	17
Professional fees	23	17	17	21
Directors fees	6	6	6	6
Other expenses	125	4	3	9

Total expenses	6,066	220	185	222
Less expenses reimbursable by advisor	—	(44)	(58)	(68)
Directed brokerage	(51)	—	—	—

Net expenses	6,015	176	127	154

Net investment income	1,516	33	35	975

Net realized gain on investments	3,172	1,925	689	485
Net unrealized appreciation (depreciation) on investments	88,408	(1,983)	(92)	(563)

Net gain (loss) on investments	91,580	(58)	597	(78)

Net increase (decrease) in net assets resulting from operations	$93,096	$(25)	$632	$897

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	GROWTH		SELECT
	FUND		FUND
	Six Month		Six Month
	Period Ended	Year Ended	Period Ended	Year Ended
	May 31, 2004	Nov. 30,	May 31, 2004	Nov. 30,
	(Unaudited)	2003	(Unaudited)	2003
Operations
Net investment income	$1,516	$2,862	$33	$150
Net realized gain (loss) on investments	3,172	4,545	1,925	(1,247)
Net unrealized appreciation (depreciation) on investments	88,408	72,392	(1,983)	3,834

Net increase (decrease) in net assets resulting from operations	93,096	79,799	(25)	2,737

Distributions to Shareholders
Distributions from net investment income	(2,925)	(3,646)	(146)	(112)
Distributions from net realized gains on securities transactions	—	(1,634)	—	—

Total distributions to shareholders	(2,925)	(5,280)	(146)	(112)

Fund Share Transactions (See Note 4)	367,857	280,465	3,046	2,090

Total Increase (Decrease) in Net Assets	458,028	354,984	2,875	4,715
Net Assets
Beginning of period	875,629	520,645	22,530	17,815

End of period	$1,333,657	$875,629	$25,405	$22,530

Accumulated undistributed net investment income included in net assets at end of period	$901	$2,310	$28	$141

[Additional columns below]

[Continued from above table, first column(s) repeated]

	BLUE CHIP		BOND
	FUND		FUND
	Six Month		Six Month
	Period Ended	Year Ended	Period Ended	Year Ended
	May 31, 2004	Nov. 30,	May 31, 2004	Nov. 30,
	(Unaudited)	2003	(Unaudited)	2003
Operations
Net investment income	$35	$75	$975	$2,085
Net realized gain (loss) on investments	689	(37)	485	373
Net unrealized appreciation (depreciation) on investments	(92)	1,537	(563)	2,390

Net increase (decrease) in net assets resulting from operations	632	1,575	897	4,848

Distributions to Shareholders
Distributions from net investment income	(80)	(20)	(1,017)	(2,056)
Distributions from net realized gains on securities transactions	—	—	—	—

Total distributions to shareholders	(80)	(20)	(1,017)	(2,056)

Fund Share Transactions (See Note 4)	6,519	8,420	(9,893)	4,326

Total Increase (Decrease) in Net Assets	7,071	9,975	(10,013)	7,118
Net Assets
Beginning of period	16,100	6,125	41,855	34,737

End of period	$23,171	$16,100	$31,842	$41,855

Accumulated undistributed net investment income included in net assets at end of period	$25	$70	$481	$523

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
May 31, 2004 (Unaudited)

NOTE 1 - ORGANIZATION

Thompson Plumb Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (the “Funds”): Thompson Plumb Growth Fund (the “Growth Fund”), Thompson Plumb Select Fund (the “Select Fund”), Thompson Plumb Blue Chip Fund (the “Blue Chip Fund”), and Thompson Plumb Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. Thompson Investment Management, LLC (“TIM”) serves as investment adviser to the Growth and Bond Funds. Wisconsin Capital Management, Inc. (“WCM”) serves as the investment adviser to the Select and Blue Chip Funds. Until December 31, 2003, WCM, then known as Thompson Plumb & Associates, Inc., served as investment adviser to all of the Funds. See Note 8.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - We value each Fund’s investments at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds’ Board of Directors. Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service. We generally value debt securities held by a Fund with remaining maturities of 60 days or less on an amortized cost basis.

Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term, variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation. Each Fund’s policy is not to purchase variable-rate demand notes unless at the time of purchase the issuer has unsecured debt securities outstanding that have received a rating within the two highest categories from either Standard & Poor’s (that is, A-1, A-2 or AAA, AA) or Moody’s Investors Service, Inc. (that is, Prime-1, Prime-2 or Aaa, Aa). Accordingly, the Funds do not anticipate nonperformance of these obligations by the issuers.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund will generally be allocated among the Funds in proportion to the relative sizes of the Funds.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the Growth Fund, Select Fund and the Blue Chip Fund normally will be declared on an annual basis within 30 days and paid within 60 days following the Funds’ fiscal year-end. Bond Fund distributions to shareholders from net investment income normally will be declared on a quarterly basis within 30 days and paid within 60 days following the Fund’s fiscal quarter, and distributions to shareholders from realized gains on securities normally will be declared on an annual basis within 30 days and paid within 60 days following the Fund’s fiscal year-end. Distributions are recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2004 (Unaudited)

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

DIRECTED BROKERAGE ARRANGEMENTS - The Funds have directed brokerage arrangements with Fidelity Capital Markets, BNY Brokerage and Yamner & Co. Upon purchase and/or sale of the investment securities at best execution, the Funds pay brokerage commissions to Fidelity Capital Markets, BNY Brokerage and Yamner & Co. These commission payments generate non-refundable cumulative credits, which are available to pay certain expenses of the Funds. For the six-month period ended May 31, 2004, the Growth Fund expenses were reduced by $50,672 through these direct brokerage credits. This resulted in the decrease in the expense ratio being charged to shareholders for the Growth Fund for the six month period ended May 31, 2004 of 0.01%. In accordance with the Securities and Exchange Commission requirements, such amounts are required to be shown as expenses and have been included in the Statement of Operations.

LINE OF CREDIT - The Funds have established a line of credit (“LOC”) with U.S. Bank N.A. which expires November 15, 2004, used for temporary liquidity needs. The LOC is used primarily to finance redemption payments. Each of the individual Funds borrowing under the LOC are limited to either 5% of the market value of the Fund’s total assets or any explicit borrowing limits imposed by the Board, whatever is less. At May 31, 2004, limits established by the Board are: Growth Fund – $20,000,000, Select Fund – $500,000, Blue Chip Fund - $500,000 and Bond Fund – $1,000,000. The LOC was drawn upon during the year; however, as of May 31, 2004, there were no borrowings by the Funds outstanding under the LOC. The following table shows the average balance, average interest rate and interest expense incurred by the Funds on borrowings under the LOC for the six months ended May 31, 2004.

	Average	Average	Interest
Fund	Balance	Interest Rate	Expense
Growth Fund	$123,820	4.00%	$2,518
Select Fund	—	—	—
Blue Chip Fund	—	—	—
Bond Fund	$66,503	4.00%	$1,352

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Investment Advisory Agreement pursuant to which TIM is retained by the Growth and Bond Funds provides for compensation to TIM (computed daily and paid monthly) at the following annual rates: for the Growth Funds – 1.00% of the first $50 million of average daily net assets, and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund – 0.65% of the first $50 million of average daily net assets, and 0.60% of average daily net assets in excess of $50  million.

The Investment Advisory Agreement pursuant to which WCM is retained by the Select and Blue Chip Funds provides for compensation to WCM (computed daily and paid monthly) at the following annual rates per Fund – 1.00% of the first $50 million of such Fund’s average daily net assets, and 0.90% of average daily net assets in excess of $50 million.

Pursuant to an Administrative and Accounting Services Agreement, TIM Holdings,Inc,(an affiliate of TIM) maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds, and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM Holdings a fee computed daily and payable monthly at the annual rate of 0.15% of net assets up to $30 million, 0.10% of net assets in excess of $30 million, and 0.025% of net assets in excess of $100 million, with a minimum fee of $30,000 per year. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM Holdings in the amounts of $60,449, $15,000, $15,000 and $15,000, for the Growth Fund, Select Fund, Blue Chip Fund and Bond Fund, respectively for the six-month period ended May 31, 2004.

The Advisors are contractually bound to waive management fees and/or reimburse expenses incurred by the Funds from April 1, 2003 through March 31, 2004 so that the annual operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: Select Fund-1.30%, Blue Chip Fund-1.20% and Bond Fund-0.80%.

Until December 31, 2003, WCM, then known as Thompson Plumb & Associates, Inc., provided investment advisory and administrative services to all of the Funds pursuant to an Investment Advisory Agreement and provided accounting services to all of the Funds pursuant to an Accounting Services Agreement. See Note 8.

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2004 (Unaudited)

NOTE 4 - FUND SHARE TRANSACTIONS
Transactions in shares of the Funds were as follows:

     (In thousands)

	Six-Month Period
	Ended May 31, 2004		Year Ended
	(Unaudited)		November 30, 2003
	Shares	Dollars	Shares	Dollars
Growth Fund
Shares sold	10,774	$498,177	12,238	$478,902
Shares issued in reinvestment of dividends	61	2,693	97	3,459
Shares issued in reinvestment of realized gains	—	—	44	1,588
Shares redeemed	(2,897)	(133,013)	(5,511)	(203,484)

Net increase	7,938	$367,857	6,868	$280,465

Select Fund
Shares sold	950	$10,708	1,024	$9,931
Shares issued in reinvestment of dividends	11	115	12	101
Shares issued in reinvestment of realized gains	—	—	—	—
Shares redeemed	(693)	(7,777)	(925)	(7,942)

Net increase	268	$3,046	111	$2,090

Blue Chip Fund
Shares sold	776	$9,737	846	$9,132
Shares issued in reinvestment of dividends	4	48	1	10
Shares issued in reinvestment of realized gains	—	—	—	—
Shares redeemed	(260)	(3,266)	(71)	(722)

Net increase	520	$6,519	776	$8,420

Bond Fund
Shares sold	656	$7,133	876	$9,206
Shares issued in reinvestment of dividends	73	787	150	1,552
Shares issued in reinvestment of realized gains	—	—	—	—
Shares redeemed	(1,639)	(17,813)	(615)	(6,432)

Net increase (decrease)	(910)	$(9,893)	411	$4,326

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2004 (Unaudited)

NOTE 5 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the six-month period ended May 31, 2004 were as follows:

	Securities other than U. S. Government
	and Short-term Investments		U. S. Government Securities
	Purchases	Sales	Purchases	Sales
Growth Fund	$427,453,529	$55,325,207	$1,295,964	$1,296,000
Select Fund	$8,342,087	$4,555,979	$10,971,498	$10,996,956
Blue Chip Fund	$9,494,867	$2,081,854	$8,489,053	$8,497,015
Bond Fund	$1,000,000	$8,978,026	$999,450	$2,586,210

NOTE 6 - INCOME TAX INFORMATION

At May 31, 2004, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

				Net unrealized
	Federal	Unrealized	Unrealized	appreciation
	tax cost	appreciation	depreciation	(depreciation)
Growth Fund	$1,243,539,532	$133,674,795	$(31,709,271)	$101,965,524
Select Fund	$24,385,199	$2,081,093	$(1,099,241)	$981,852
Blue Chip Fund	$21,393,044	$2,269,834	$(490,311)	$1,779,523
Bond Fund	$29,899,317	$1,575,075	$(133,757)	$1,441,318

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales.

The capital loss carryforwards (expiring in varying amounts through 2011) as of November 30, 2003 and tax basis post-October losses as of November 30, 2003, which are not recognized for tax purposes until the first day of the following fiscal year are:

	Net capital
	loss	Post-October
	carryforward	losses
Growth Fund	$3,588,651	$—
Select Fund	$3,468,217	$—
Blue Chip Fund	$61,775	$—
Bond Fund	$750,783	$—

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2004 (Unaudited)

NOTE 7 - REORGANIZATION OF BALANCED FUND

On January 30, 2004, following approval by the Board of Directors of the Company and shareholders of the Thompson Plumb Balanced Fund (“Balanced Fund”), all of the assets of the Balanced Fund were transferred to Dreyfus Premier Balanced Opportunity Fund, and the shareholders of the Balanced Fund became shareholders of the Dreyfus Premier Balanced Opportunity Fund. As a result, the Balanced Fund is no longer a mutual fund series of the Company.

NOTE 8 - SEPARATION OF THOMPSON, PLUMB & ASSOCIATES, INC.

On December 31, 2003, WCM, then known as Thompson Plumb & Associates, Inc. and owned 50% by John W. Thompson and 50% by Thomas G. Plumb, separated into two firms. As a result of such separation, John W. Thompson controls a firm named Thompson Investment Management, LLC (“TIM”), which since December 31, 2003 has served as investment adviser to the Growth and Bond Funds, and Thomas G. Plumb controls WCM which continues to manage the Select and Blue Chip Funds. The shareholders of the Funds approved the new Investment Advisory Agreements for the Funds at a special meeting on January 16, 2004. See Note 3.

TIM Holdings, Inc., an entity controlled by Mr. Thompson and that owns all of TIM, provides administrative and accounting services to all of the Funds under an Administrative and Accounting Services Agreement. The Administrative and Accounting Services Agreement went into effect as of December 31, 2003. See Note 3.

NOTE 9 - PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, and information regarding how the Funds actually voted proxies during the 12-month period ended June 30, 2004 will be available on August 30, 2004, without charge, upon request, by calling 1-800-999-0887, or through the Company’s website at www.thompsonplumb.com, and on the SEC’s website at www.sec.gov.

FINANCIAL HIGHLIGHTS

     The following table presents information relating to a share of capital stock outstanding for the entire period.

	Six Months
	Ended		Year Ended November 30,
	May 31, 2004
	(Unaudited)		2003	2002	2001	2000	1999
GROWTH FUND
Net Asset Value, Beginning of Period	$42.45		$37.85	$46.45	$47.75	$41.00	$40.85
Income from Investment Operations
Net investment income (loss)	0.06		0.13	0.22	0.03	(0.04)	(0.13)
Net realized and unrealized gains (losses) on investments	4.32		4.83	(4.77)	8.02	8.35	3.78

Total from Investment Operations	4.38		4.96	(4.55)	8.05	8.31	3.65
Less Distributions
Distributions from net investment income	(0.14)		(0.25)	(0.02)	—	—	—
Distributions from net realized gains	—		(0.11)	(4.03)	(9.35)	(1.56)	(3.50)

Total Distributions	(0.14)		(0.36)	(4.05)	(9.35)	(1.56)	(3.50)
Net Asset Value, End of Period	$46.69		$42.45	$37.85	$46.45	$47.75	$41.00

Total Return	10.33	%(a)	13.28%	(10.65%)	20.73%	21.14%	10.06%
Ratios/Supplemental Data
Net assets, end of period (millions)	$1,333.7		$875.6	$520.6	$266.7	$78.9	$77.9
Ratios to average net assets:
Ratio of expenses	1.05	%(b)	1.07%	1.11%	1.20%	1.29%	1.32%
Ratio of expenses without reimbursement†	1.06	%(b)	1.11%	1.15%	1.20%	1.36%	1.36%
Ratio of net investment income (loss)	0.27	%(b)	0.47%	0.68%	0.11%	(0.09%)	(0.34%)
Ratio of net investment income (loss) without reimbursement†	0.26	%(b)	0.42%	0.65%	0.11%	(0.16%)	(0.37%)
Portfolio turnover rate	4.88	%(a)	41.01%	74.07%	62.96%	64.10%	79.17%

†Before advisor reimbursement and directed brokerage.

(a) Calculated on a non-annualized basis.

(b) Calculated on an annualized basis.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Six Months		Year Ended
	Ended		November 30,
	May 31, 2004
	(Unaudited)		2003	2002
SELECT FUND
Net Asset Value, Beginning of Period	$10.61		$8.85	$10.00
Income from Investment Operations
Net investment income	0.01		0.08	0.05
Net realized and unrealized gains (losses) on investments	0.07		1.74	(1.20)

Total from Investment Operations	0.08		1.82	(1.15)
Less Distributions
Distributions from net investment income	(0.07)		(0.06)	—
Distributions from net realized gains	—		—	—

Total Distributions	(0.07)		(0.06)	—
Net Asset Value, End of Period	$10.62		$10.61	$8.85

Total Return	0.72	%(a)	20.69%	(11.50%)
Ratios/Supplemental Data
Net assets, end of period (millions)	$25.4		$22.5	$17.8
Ratios to average net assets:
Ratio of expenses	1.30	%(b)	1.30%	1.30%
Ratio of expenses without reimbursement	1.63	%(b)	1.70%	1.74%
Ratio of net investment income	0.24	%(b)	0.89%	0.69%
Ratio of net investment income (loss) without reimbursement	(0.08	%)(b)	0.47%	0.24%
Portfolio turnover rate	21.94	%(a)	60.27%	66.24%

(a) Calculated on a non-annualized basis.

(b) Calculated on an annualized basis.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Six Months
	Ended			August 1, 2002
	May 31, 2004		Year Ended	(inception) through
	(Unaudited)		November 30, 2003	November 30, 2002
BLUE CHIP FUND
Net Asset Value, Beginning of Period	$11.79		$10.40	$10.00
Income from Investment Operations
Net investment income	0.02		0.05	0.03
Net realized and unrealized gains on investments	0.54		1.37	0.37

Total from Investment Operations	0.56		1.42	0.40
Less Distributions
Distributions from net investment income	(0.06)		(0.03)	—
Distributions from net realized gains	—		—	—

Total Distributions	(0.06)		(0.03)	—
Net Asset Value, End of Period	$12.29		$11.79	$10.40

Total Return	4.73	%(a)	13.74%	4.00	%(a)
Ratios/Supplemental Data
Net assets, end of period (millions)	$23.2		$16.1	$6.1
Ratios to average net assets:
Ratio of expenses	1.20	%(b)	1.20%	1.20	%(b)
Ratio of expenses without reimbursement	1.75	%(b)	2.18%	3.36	%(b)
Ratio of net investment income	0.33	%(b)	0.76%	1.02	%(b)
Ratio of net investment loss without reimbursement	(0.22	%)(b)	(0.23%)	(1.20	%)(b)
Portfolio turnover rate	11.30	%(a)	21.30%	5.98	%(a)

(a) Calculated on a non-annualized basis.

(b) Calculated on an annualized basis.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Six Months
	Ended May 31, 2004		Year Ended November 30,
	(Unaudited)		2003	2002	2001	2000	1999
BOND FUND
Net Asset Value, Beginning of Period	$10.86		$10.09	$10.69	$9.99	$10.18	$10.93
Income from Investment Operations
Net investment income	0.29		0.58	0.59	0.56	0.60	0.59
Net realized and unrealized gains (losses) on investments	(0.06)		0.77	(0.61)	0.72	(0.11)	(0.76)

Total from Investment Operations	0.23		1.35	(0.02)	1.28	0.49	(0.17)
Less Distributions
Distributions from net investment income	(0.27)		(0.58)	(0.58)	(0.58)	(0.60)	(0.58)
Distributions from net realized gains	—		—	—	—	(0.08)	—

Total Distributions	(0.27)		(0.58)	(0.58)	(0.58)	(0.68)	(0.58)
Net Asset Value, End of Period	$10.82		$10.86	$10.09	$10.69	$9.99	$10.18

Total Return	2.17	%(a)	13.75%	(0.16%)	13.20%	5.08%	(1.63%)
Ratios/Supplemental Data
Net assets, end of period (millions)	$31.8		$41.9	$34.7	$28.1	$21.2	$26.0
Ratios to average net assets:
Ratio of expenses	0.80	%(b)	0.80%	0.87%	0.94%	0.94%	0.97%
Ratio of expenses without reimbursement	1.16	%(b)	1.05%	1.08%	1.13%	1.16%	1.11%
Ratio of net investment income	5.08	%(b)	5.49%	5.94%	5.52%	5.97%	5.41%
Ratio of net investment income without reimbursement	4.72	%(b)	5.24%	5.73%	5.33%	5.75%	5.27%
Portfolio turnover rate	5.35	%(a)	29.89%	20.09%	7.26%	15.99%	40.67%

(a) Calculated on a non-annualized basis.

(b) Calculated on an annualized basis.

See Notes to Financial Statements.

DIRECTORS OF THE FUNDS
Mary Ann Deibele
John W. Feldt
Donald A. Nichols
Thomas G. Plumb, CFA: President
Wisconsin Capital Management, Inc.
John W. Thompson, CFA: President
Thompson Investment Management, LLC

OFFICERS OF THE FUNDS
John W. Thompson, CFA
Chairman & Secretary

Thomas G. Plumb, CFA
President & Treasurer

John C. Thompson, CFA
Vice President

David B. Duchow, CFA
Vice President

Timothy R. O’Brien, CFA
Vice President

Clint A. Oppermann, CFA
Vice President

Paul F. Leone
Vice President & Chief Compliance Officer

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

INVESTMENT ADVISORS
Thompson Investment Management, LLC    Wisconsin Capital Management, Inc.

1200 John Q. Hammons Drive Madison, Wisconsin 53717 (Growth and Bond Funds)	1200 John Q. Hammons Drive Madison, Wisconsin 53717 (Select and Blue Chip Funds)

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

07/04

Item 2. Code of Ethics

     Not applicable for filing of Semi-Annual Report to Shareholders.

Item 3. Audit Committee Financial Expert

     Not applicable for filing of Semi-Annual Report to Shareholders.

Item 4. Principal Accountant Fees and Services

     Not applicable for filing of Semi-Annual Report to Shareholders.

Item 5. Audit Committee of Listed Registrants

     Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. [RESERVED]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Companies

     Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Submission of Matters to a Vote of Securities Holders

     There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 10. Controls and Procedures

     (a) Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on

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Form N-CSR is recorded, processed, summarized and recorded within the time periods specified in the SEC’s rules and forms.

     (b) Change in Internal Controls. There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

     The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
11(b)(1)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(b)(2)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(c)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 22nd day of July, 2004.

THOMPSON PLUMB FUNDS, INC.
By:	/s/ John W. Thompson
John W. Thompson, Chairman

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 22nd day of July, 2004.

By:	/s/ John W. Thompson
John W. Thompson, Chairman
(Principal Executive Officer)

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By:	/s/ Thomas G. Plumb
Thomas G. Plumb, President and
Treasurer (Principal Financial Officer)

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